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--------------------------------------------------------------------------------

MESSAGE FROM THE PRESIDENT

Dear Stockholders,

Webster defines frenzy as "an intense, usually wild and often disorderly, compulsive or agitated activity." This definition certainly applies to the technology bubble that overtook so many individual and institutional investors over the last several years. Unfortunately, the bubble's implosion has resulted in a worldwide glut of excess capacity and unsustainably high inventories in both the telecommunications and personal computing sectors of the economy. Whether or not the technology fallout will result in our economy slipping into its first recession in over a decade remains unclear. Time and consumer confidence are the crucial factors.

Although the technology-laden NASDAQ composite index(1) has plummeted over 65% from its March 2000 high and over $3.1 trillion in shareholder value has evaporated the United States economy is still enjoying its longest expansion on record--125 months. The Federal Reserve Board's six-interest rate cuts this year cannot do much to alleviate technology's excess capacity only time can do that but they have helped stimulate consumer spending. The automobile and housing sectors, for example, account for over 20% of gross domestic product and remain vibrant. More importantly, there has never been an economic recession in the post World War II period where autos and housing have not been negatively impacted.

During the entire technology frenzy and its aftermath, the Institutional Investors Capital Appreciation Fund portfolio management team has continued to adhere to the Fund's investment philosophy of creating shareholder value over time and has never deviated once from its investment discipline of investing only in companies that are believed to have the potential of generating rising cash flow and/or earnings over time.

I am pleased to report that the Institutional Investors Capital Appreciation Fund, Inc. produced a total return of 3.58%(2) for the three months ended June 30, 2001. For the first six months ended June 30, 2001, the total return was -7.80%. The Fund's one year, three year, five year and ten year total returns for the period ending June 30, 2001 were -0.74%, 5.17%, 12.89% and 13.23%, respectively. If a shareholder institution had invested $100,000 at inception in 1953 and reinvested all capital gains and distributions back into the Fund, the investment would have grown to $24,075,115 by June 30, 2001.

In a mature, cyclical economy like ours, bear markets and economic contractions are inevitable. Fortunately, they do not last nearly as long as our economic recoveries and market upturns. Since World War II, the United States has endured nine recessions and enjoyed ten economic expansions. The downdrafts ran from seven months in duration to fifteen months with the average contraction being ten months. The length of an average expansion was 4 1/2 years.

Experts define a bear market as one in which the Standard and Poor's 500 stock index(3) drops 20% or more from its peak. Since World War II, the S&P 500 has fallen 20% or more from its peak ten times. Fortunately, the average bear market lasted only fifteen months.

During market declines and economic downturns, fear and uncertainty can displace logic and sound reason. Some investors freeze and others panic. They want out of the market at any price and throw "the good out with the bad." Savvy long-term investors realize that during these unsettling times that the price of a share of stock does not always reflect the true "intrinsic" or "business" value of a company. For those investors that incorporate solid investment principles in their security selection process attractive long-term buying opportunities can arise.

The Institutional Investors Capital Appreciation Fund is positioned to capitalize on such opportunities.
Sincerely,

/s/ Harry P. Doherty
Harry P. Doherty
President

--------------------------------------------------------------------------------

            INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.

                              PERFORMANCE SUMMARY

                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                       PERIODS ENDING JUNE 30,
                                                                         2001(1)(unaudited)
                                                                -------------------------------------
                                                                 Year         One       Five     Ten
                                                                To Date      Year      Years    Years
                                                                -------      ----      -----    -----
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND...........    (7.80)%     (0.74)%    12.89%   13.23%
Lipper Large Capitalization Core Funds Average..............    (8.63)%    (15.90)%    11.84%   12.97%
Lipper Large Capitalization Value Funds Average.............    (2.79)%      3.88 %    11.90%   13.57%
Standard & Poor's 500 Composite Stock Price Index
  (S&P 500).................................................    (6.70)%    (14.83)%    14.48%   15.10%
Dow Jones Industrial Average (DJIA).........................    (1.85)%      2.04 %    15.09%   16.26%

(1) Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual returns are stated for periods greater than one year. Data for the S&P 500, DJIA and Lipper Large Capitalization Value Funds Average are from Lipper, Inc. The S&P 500 and DJIA do not include a reduction in total return for expenses.

     The foregoing information is a statement of the past performance of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Footnote 1: The Nasdaq composite index is a market capitalization price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market, as well as the National Market System traded foreign common stocks and American Depository Receipts.

Footnote 2: Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Footnote 3: The Standard & Poor's 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole.

--------------------------------------------------------------------------------
 2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.

The Capital Appreciation Fund's net asset value per share on June 30, 2001 was $165.20 versus $179.39 on December 31, 2000. Shareholders received distributions from dividend income totaling $0.1903 per share during the first six months of 2001. The Fund's total return for the six-month period ending June 30, 2001 was -7.80%(1). For comparison purposes the six-month total return as of June 30, 2001 for the Lipper Large Capitalization Core Funds Average(2) was -8.63%. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses.

During the 9 1/2-year period beginning December 31, 1991 and ending June 30, 2001, coinciding with the tenure of the current portfolio management team, the Capital Appreciation Fund has provided a cumulative total return of 236.83%. This compares favorably to the 9 1/2-year cumulative return of 186.71% for the Lipper Growth & Income Funds Average (1992-1998)/Lipper Large Capitalization Value Funds Average (1999-2000)/Lipper Large Capitalization Core Funds Average
(2001).(3) The Fund's average annual total return for the 9 1/2-year period ending June 30, 2001 was 13.64% versus 11.73% for the Lipper Growth & Income/Large Capitalization Value/ Large Capitalization Core Funds Averages.

The U.S. economy has decelerated rapidly, although not to recession levels which is defined by two consecutive quarters of negative Gross Domestic Product
(GDP)(4) growth. However, the current economic slowdown may feel like one, especially when compared to the significantly high economic growth we experienced over the past few years. Recently, there have been numerous job cuts and business closures, mostly in the technology and telecommunications industries. The effects of the high-tech fallout have rippled through the general economy and are now impacting other industries. Consequently, the Federal Reserve Board has been accommodative by lowering interest rates to help alleviate the situation. So far it seems to be working, GDP growth has remained positive.

While a slowing economy affects our companies' earnings over the short term, our preference for businesses with solid balance sheets and moderate capital expenditure requirements, that also demonstrate the ability to generate sustainable growth over long periods of time, enables us to withstand periods of economic weakness. In addition, these companies have the ability to continue to invest for the future and are frequently able to capitalize on the misfortune of others.

We continue to look for signs of economic improvement, but acknowledge that there is still the possibility of a recession in the near-term. We do not believe that our economy will resume the fast growth of the past few years anytime soon. In a slow growth economy, sustainable growth companies, such as the ones in our portfolio, are very desirable. We feel that we are well positioned in the current economic environment. In addition, it is our opinion that the stock prices of our portfolio companies are currently very attractive relative to their estimated intrinsic values.

During the first half of 2001, we added American Express, Berkshire Hathaway and Sherwin-Williams Company to the portfolio(5). American Express and Berkshire Hathaway are now permissible investments in the Fund due to a change in the New York State Banking law. In our opinion, all three companies were attractively priced relative to their long-term fundamental outlooks at the time of purchase. Fannie Mae was eliminated from the portfolio due to its extended valuation and a variety of fundamental issues, while International Flavors and Fragrances was eliminated due to fundamental concerns. We also took advantage of the increased volatility in share prices during the period, adding to a number of holdings while reducing others.

Footnote 1: Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Footnote 2: The Lipper Large Capitalization Core Funds Average is an average of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite Index.

Footnote 3: The Lipper Large Capitalization Value Funds Average is an average of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The Lipper Growth and Income Funds Average is an average of funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. Lipper Analytical Services reorganized its fund classifications during 1999. The Growth & Income category, of which the Capital Appreciation Fund was a member, no longer exists. The Fund is now included in the Large Capitalization Value category.

Footnote 4: Gross Domestic Product (GDP) is the measure of market value of the goods and services produced by labor and property in the U.S. GDP is made up of consumer and government purchase, private domestic investments and net exports of goods and services.

Footnote 5: The Fund's portfolio composition is subject to change.

--------------------------------------------------------------------------------

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC
SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2001
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS--(95.2%):

 SHARES                                             VALUE
 ------                                             -----
            ADVERTISING-(3.2%)
  115,000   Interpublic Group of Cos., Inc. ...  $  3,375,250
            BEVERAGES--NON-ALCOHOLIC-(4.7%)
  110,000   Coca-Cola Co. .....................     4,950,000
            BUILDING
              PRODUCTS--RETAIL/WHOLESALE-(5.7%)
   75,000   Home Depot, Inc. ..................     3,491,250
  110,000   Sherwin-Williams Co. ..............     2,442,000
                                                 ------------
                                                    5,933,250
            COMMERCIAL SERVICES-(4.4%)
  100,000   Cintas Corp. ......................     4,625,000
            COMPUTER SOFTWARE & SERVICES-(7.8%)
   75,000   Automatic Data Processing, Inc. ...     3,727,500
   60,000   Microsoft Corp.*...................     4,380,000
                                                 ------------
                                                    8,107,500
            DISTRIBUTOR--CONSUMER
              PRODUCTS-(3.9%)
  150,000   Sysco Corp. .......................     4,072,500
            ELECTRICAL EQUIPMENT-(4.3%)
   75,000   Emerson Electric Co. ..............     4,537,500
            ELECTRONICS & SEMICONDUCTORS-(3.1%)
  110,000   Intel Corp. .......................     3,217,500
            FINANCIAL SERVICES-(6.7%)
   80,000   American Express Co. ..............     3,104,000
   55,000   Freddie Mac........................     3,850,000
                                                 ------------
                                                    6,954,000
            FOOD PROCESSING-(3.1%)
   70,000   Wm. Wrigley Jr., Co. ..............     3,279,500

 SHARES                                             VALUE
 ------                                             -----
            HEALTH CARE--DIVERSIFIED-(5.3%)
  110,000   Johnson & Johnson..................  $  5,500,000
            HEALTH CARE--DRUGS-(10.9%)
   75,000   Abbott Laboratories................     3,600,750
   75,000   Bristol-Myers Squibb Co............     3,922,500
   60,000   Merck & Co., Inc. .................     3,834,600
                                                 ------------
                                                   11,357,850
            HOUSEHOLD PRODUCTS-(3.7%)
  115,000   Clorox Co. ........................     3,892,750
            INSURANCE-(4.7%)
       70   Berkshire Hathaway, Inc.*..........     4,858,000

            MANUFACTURING/DIVERSIFIED-(3.3%)
   55,000   Illinois Tool Works, Inc. .........     3,481,500
            OFFICE EQUIPMENT & SUPPLIES-(4.4%)
  110,000   Pitney Bowes, Inc. ................     4,633,200
            PERSONAL CARE-(2.8%)
  100,000   Gillette Co. ......................     2,899,000
            PUBLISHING--NEWSPAPERS-(4.4%)
   70,000   Gannett Co., Inc. .................     4,613,000
            RESTAURANTS-(2.6%)
  100,000   McDonald's Corp. ..................     2,706,000
            RETAIL--GENERAL MERCHANDISE-(3.7%)
   80,000   Wal-Mart Stores, Inc. .............     3,904,000
            RETAIL--SPECIALTY STORES-(2.5%)
   90,000   Gap, Inc. .........................     2,610,000
                                                 ------------
            Total Common Stocks
              (Cost $73,157,343)...............    99,507,300

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 4

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
JUNE 30, 2001
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMERCIAL PAPER--(4.7%)

PRINCIPAL
  AMOUNT                                                       VALUE
---------                                                      -----
             FINANCIAL SERVICES-(4.7%)
$1,000,000   Ford Motor Credit, 3.78%, 7/3/01...........    $  1,000,000
 3,858,000   Household Finance Corp., 4.06%, 7/2/01.....       3,858,000
                                                            ------------
             Total Commercial Paper
               (Cost $4,858,000)........................       4,858,000
                                                            ------------
             Total Investments
               (Cost $78,015,343)(a)............    99.9%    104,365,300
                                                  ------    ------------
             Other assets in excess of
               liabilities......................     0.1%         59,780
                                                  ------    ------------
             Total Net Assets...................   100.0%   $104,425,080
                                                  ======    ============

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation.................    $29,988,029
       Unrealized depreciation.................     (3,638,072)
                                                   -----------
       Net unrealized appreciation.............    $26,349,957
                                                   ===========

 *   Non-income producing security

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                JUNE 30, 2001
                                                                -------------
ASSETS:
Investment in securities, at value (Cost $78,015,343).......    $104,365,300
Cash........................................................             351
Dividends and interest receivable...........................          79,378
Prepaid expenses............................................          71,153
                                                                ------------
  Total assets..............................................     104,516,182
LIABILITIES:
Advisor fee payable.........................................          64,474
Accounting fee payable......................................             190
Transfer agent fee payable..................................           4,334
Accrued expenses payable....................................          22,104
                                                                ------------
  Total Liabilities.........................................          91,102
NET ASSETS, applicable to 632,136 shares of $1.00 par value
  stock,
  2,000,000 shares authorized...............................    $104,425,080
                                                                ============
NET ASSETS:
Capital paid in.............................................    $ 74,187,215
Accumulated net investment loss.............................          (1,045)
Accumulated net realized gains from investment
  transactions..............................................       3,888,953
Unrealized appreciation from investments....................      26,349,957
                                                                ------------
NET ASSETS..................................................    $104,425,080
                                                                ============
NET ASSET VALUE, offering and redemption price
  per share ($104,425,080/632,136 shares)...................    $     165.19
                                                                ============

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 6

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENT OF OPERATIONS
(UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2001
                                                              ----------------
INVESTMENT INCOME:
  Dividends.................................................    $    655,278
  Interest..................................................         111,241
                                                                ------------
     Total investment income................................         766,519
                                                                ------------
EXPENSES:
  Investment advisory.......................................         388,907
  Administration............................................          52,991
  Directors.................................................         115,472
  Transfer agent............................................           7,328
  Legal.....................................................          47,569
  Insurance.................................................           7,100
  Audit.....................................................          13,619
  Custodian.................................................           8,017
  Miscellaneous.............................................           4,846
                                                                ------------
     Total expenses.........................................         645,849
                                                                ------------
     Net investment income..................................         120,670
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains from investment transactions.............       3,888,953
Change in unrealized appreciation/depreciation from
  investments...............................................     (13,031,157)
                                                                ------------
Net realized/unrealized losses from investments.............      (9,142,204)
                                                                ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    $ (9,021,534)
                                                                ============

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED         YEAR ENDED
                                                               JUNE 30, 2001        DECEMBER 31, 2000
                                                              ----------------      -----------------
                                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................    $    120,670          $    579,106
  Net realized gains from investment transactions...........       3,888,953             8,223,627
  Change in unrealized appreciation/depreciation from
     investments............................................     (13,031,157)           (3,857,937)
                                                                ------------          ------------
Change in net assets resulting from operations..............      (9,021,534)            4,944,796
                                                                ------------          ------------
Distributions to shareholders:
  Net investment income.....................................        (121,715)             (579,106)
  Net realized gains from investment transactions...........              --            (8,223,627)
  Return of capital.........................................              --                (2,446)
                                                                ------------          ------------
Total distributions to shareholders.........................        (121,715)           (8,805,179)
                                                                ------------          ------------
Capital Transactions:
  Change in net assets from capital share transactions (See
     Note 3)................................................      (3,716,109)            6,178,300
                                                                ------------          ------------
  Change in net assets......................................     (12,859,358)            2,317,917
NET ASSETS:
  Beginning of period.......................................     117,284,438           114,966,521
                                                                ------------          ------------
  End of period.............................................    $104,425,080          $117,284,438
                                                                ============          ============

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 8

INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Selected Data for Each Share of Capital Stock
Outstanding throughout Each Year

                                        SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                            JUNE 30,          --------------------------------------------------------------
                                              2001              2000          1999          1998         1997         1996
                                        ----------------      --------      --------      --------      -------      -------
                                          (UNAUDITED)
NET ASSET VALUE, beginning of period...     $ 179.39          $ 186.39      $ 195.75      $ 164.68      $135.64      $121.75
                                            --------          --------      --------      --------      -------      -------

INCOME (LOSS) FROM OPERATIONS:
  Net investment income................         0.19              0.93          1.05          0.93         1.10         1.09
  Net realized and unrealized gains
    (losses) from investments..........       (14.20)             6.38         11.12         46.33        37.34        24.39
                                            --------          --------      --------      --------      -------      -------
      Total from investment
         operations....................       (14.01)             7.31         12.17         47.26        38.44        25.48
                                            --------          --------      --------      --------      -------      -------

DISTRIBUTIONS:
  From net investment income...........        (0.19)            (0.93)        (1.06)        (0.94)       (1.09)       (1.09)
  From net realized gains on
    investments........................           --            (13.38)       (20.47)       (15.25)       (8.31)      (10.50)
  From capital.........................           --                --(2)         --(2)         --           --           --
                                            --------          --------      --------      --------      -------      -------
      Total distributions..............        (0.19)           (14.31)       (21.53)       (16.19)       (9.40)      (11.59)
                                            --------          --------      --------      --------      -------      -------
NET ASSET VALUE, end of period.........     $ 165.19          $ 179.39      $ 186.39      $ 195.75      $164.68      $135.64
                                            ========          ========      ========      ========      =======      =======
Total return...........................        (7.80)%(3)         4.07%         6.51%        28.85%       28.64%       20.82%
Ratio of net expenses to average net
  assets...............................         1.22%(4)          1.13%         1.00%         1.07%        1.16%        1.28%
Ratio of net investment income to
  average net assets...................         0.23%(4)          0.52%         0.52%         0.51%        0.71%        0.82%
Ratio of expenses to average net
  assets(1)............................         1.22%(4)          1.13%         1.00%         1.07%        1.16%        1.29%
Portfolio turnover rate................           13%               21%           20%           22%          27%          48%
NET ASSETS, end of period (000's)......     $104,425          $117,284      $114,967      $119,117      $97,487      $70,149

--------------------------------------------------------------------------------

(1) During the period, certain fees were waived. If such fee waivers had not occurred, the ratio would have been as indicated.
(2) Distributions per share were less than $0.005.
(3) Not annualized.
(4) Annualized.

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001
(UNAUDITED)

The Institutional Investors Capital Appreciation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was incorporated under the laws of the State of New York on October 29, 1952.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuation--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices as of 4:00 pm eastern time. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Dividends to Shareholders--Dividends from net investment income are declared and paid quarterly. Net short-term and long-term capital gains, if any, are declared and paid annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent such distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

D--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its ordinary taxable income and net capital gains to its shareholders.

E--Management Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F--Other--As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide (the "Guide") for Investment Companies. There was no material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

--------------------------------------------------------------------------------
 10

--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS CAPITAL APPRECIATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2001
(UNAUDITED)

NOTE 2--FEES

Shay Assets Management, Inc. (the "Investment Adviser") is the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is controlled by Rodger D. Shay, a Vice President of the Fund.

The Investment Adviser receives fees from the Fund, computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation did not result in any waiver of the Investment Adviser's fees during the six months ended June 30, 2001.

Shay Financial Services, Inc. (the "Distributor") is the distributor for the Fund. The Distributor is also a wholly-owned subsidiary of SISI. The Distributor receives no compensation for its distribution services.

BISYS Fund Services Ohio, Inc., a subsidiary of The BISYS Group, Inc., serves the Fund as Administrator and Transfer Agent (the "Administrator", the "Transfer Agent"). As compensation for its administrative services, the Fund pays the Administrator a fee computed at an annual rate based on the Fund's average daily net assets, plus out-of-pocket expenses. As compensation for its services as transfer agent, the Fund pays the Transfer Agent a minimum monthly fee plus out-of-pocket expenses.

NOTE 3--CAPITAL STOCK

At June 30, 2001, there were 2,000,000 shares of $1.00 par value capital stock authorized. Transactions in capital stock for the six months ended June 30, 2001 and the year ended December 31, 2000, were as follows:

                                                               SHARES                    AMOUNT
                                                         ------------------    --------------------------
                                                          2001       2000         2001           2000
                                                         -------    -------    -----------    -----------
Shares sold                                               14,369     32,937    $ 2,415,549    $ 5,693,951
Shares issued in reinvestment of dividends                   660     45,018        105,389      7,952,700
                                                         -------    -------    -----------    -----------
                                                          15,029     77,955      2,520,938     13,646,651
Shares redeemed                                          (36,702)   (40,951)    (6,237,047)    (7,468,351)
                                                         -------    -------    -----------    -----------
Net increase/(decrease)                                  (21,673)    37,004    $(3,716,109)   $ 6,178,300
                                                         =======    =======    ===========    ===========

NOTE 4--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the six months ended June 30, 2001, were $13,512,604 and $14,668,100 respectively.

--------------------------------------------------------------------------------

                                     Notes

                                     Notes

                                     Notes

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTITUTIONAL INVESTORS
CAPITAL APPRECIATION FUND, INC.

OFFICERS

HARRY P. DOHERTY
  President

MICHAEL R. KALLET
  Vice President

EDWARD E. SAMMONS, JR.
  Vice President and
  Secretary

MARK F. TRAUTMAN
  Vice President

JOSEPH L. MANCINO
  Executive Vice President

RODGER D. SHAY
  Vice President and
  Assistant Secretary

JOHN J. MCCABE
  Vice President

STEVEN D. PIERCE
  Treasurer

ALAINA V. METZ
  Assistant Secretary

BOARD OF DIRECTORS

RALPH F. BROUTY
ROBERT P. CAPONE
TIMOTHY A. DEMPSEY
HARRY P. DOHERTY
JOSEPH R. FICALORA
CHRIS C. GAGAS
MICHAEL R. KALLET
STEPHEN J. KELLY
CLIFFORD E. KELSEY, JR.
ROBERT E. KERNAN, JR.
JOSEPH L. MANCINO
WILLIAM A. MCKENNA, JR.
CLIFFORD M. MILLER
VINCENT F. PALAGIANO
CHARLES M. SPROCK

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Shay Assets Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
The Bank of New York
100 Church Street
New York, New York 10286

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT ACCOUNTANTS
Arthur Andersen LLP
Suite 400
720 East Pete Rose Way
Cincinnati, Ohio 45202

This report is submitted for the general information of shareholders of the Institutional Investors Capital
Appreciation Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, and operating policies of the Fund.
Read the prospectus carefully before investing or sending money.

Institutional Investors Capital Appreciation Fund, Inc.
Semi-Annual Report
To Shareholders
June 30, 2001